                                                                    Exhibit 99.3

Feb-2002                         1995-A                                  Page 1


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)


     RECEIVABLES
     -----------

     Beginning of the Month Principal Receivables:           $ 2,713,239,181.93
     Beginning of the Month Finance Charge Receivables:      $   146,779,029.04
     Beginning of the Month Discounted Receivables:          $             0.00
     Beginning of the Month Total Receivables:               $ 2,860,018,210.97

     Removed Principal Receivables:                          $             0.00
     Removed Finance Charge Receivables:                     $             0.00
     Removed Total Receivables:                              $             0.00

     Additional Principal Receivables:                       $             0.00
     Additional Finance Charge Receivables:                  $             0.00
     Additional Total Receivables:                           $             0.00

     Discounted Receivables Generated this Period:           $             0.00

     End of the Month Principal Receivables:                 $ 2,668,455,029.71
     End of the Month Finance Charge Receivables:            $   148,493,762.13
     End of the Month Discounted Receivables:                $             0.00
     End of the Month Total Receivables:                     $ 2,816,948,791.84

     Special Funding Account Balance                         $             0.00
     Aggregate Invested Amount (all Master Trust II Series)  $ 1,850,000,000.00
     End of the Month Transferor Amount                      $   818,455,029.71
     End of the Month Transferor Percentage                               30.67%

     DELINQUENCIES AND LOSSES
     ------------------------

     End of the Month Delinquencies:

          30-59 Days Delinquent                              $    64,033,331.83
          60-89 Days Delinquent                              $    47,172,661.75
          90+ Days Delinquent                                $    97,149,792.49

          Total 30+ Days Delinquent                          $   208,355,786.07
          Delinquent Percentage                                            7.40%

     Defaulted Accounts During the Month                     $    18,480,322.81
     Annualized Default Percentage                                         8.17%


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        Feb-2002                        1995-A                           Page 2


        Principal Collections                                  $ 283,289,956.30
        Principal Payment Rate                                            10.44%

        Total Payment Rate                                                11.29%

        INITIAL INVESTED AMOUNTS
             Class A Initial Invested Amount                   $ 368,000,000.00
             Class B Initial Invested Amount                   $  32,000,000.00
                                                               ----------------
        TOTAL INITIAL INVESTED AMOUNT                          $ 400,000,000.00

        INVESTED AMOUNTS
             Class A Invested Amount                           $ 368,000,000.00
             Class B Invested Amount                           $  32,000,000.00
                                                               ----------------
        TOTAL INVESTED AMOUNT                                  $ 400,000,000.00

        FLOATING ALLOCATION PERCENTAGE                                    14.74%

        PRINCIPAL ALLOCATION PERCENTAGE                                   14.74%

        MONTHLY SERVICING FEE                                  $     500,000.00

        INVESTOR DEFAULT AMOUNT                                $   2,724,466.46

        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                            92.00%

             Class A Finance Charge Collections                $   5,817,060.13
             Other Amounts                                     $           0.00

        TOTAL CLASS A AVAILABLE FUNDS                          $   5,817,060.13

             Class A Monthly Interest                          $     600,351.11
             Class A Servicing Fee                             $     460,000.00
             Class A Investor Default Amount                   $   2,506,509.14

        TOTAL CLASS A EXCESS SPREAD                            $   2,250,199.88

        REQUIRED AMOUNT                                        $           0.00


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     Feb-2002                        1995-A                              Page 3


     CLASS B AVAILABLE FUNDS
     -----------------------

     CLASS B FLOATING ALLOCATION PERCENTAGE                                8.00%

          Class B Finance Charge Collections                      $  505,831.32
          Other Amounts                                           $        0.00

     TOTAL CLASS B AVAILABLE FUNDS                                $  505,831.32

          Class B Monthly Interest                                $   54,942.22
          Class B Servicing Fee                                   $   40,000.00

     TOTAL CLASS B EXCESS SPREAD                                  $  410,889.10

     EXCESS SPREAD
     -------------

     TOTAL EXCESS SPREAD                                          $2,661,088.98

          Excess Spread Applied to Required Amount                $        0.00

          Excess Spread Applied to Class A Investor Charge Offs   $        0.00

          Excess Spread Applied to Class B Items                  $  217,957.32

          Excess Spread Applied to Class B Investor Charge Offs   $        0.00

          Excess Spread Applied to Monthly Cash Collateral Fee    $   26,133.33

          Excess Spread Applied to Cash Collateral Account        $        0.00

          Excess Spread Applied to Reserve Account                $        0.00

          Excess Spread Applied to other amounts owed to
          Cash Collateral Depositor                               $        0.00

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
     GROUP I                                                      $2,416,998.33

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     Feb-2002                         1995-A                             Page 4


     EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
     --------------------------------------------

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
     IN GROUP I                                                 $ 11,048,395.72

     SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
     -----------------------------------------------

     EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
     SERIES 1995-A                                              $          0.00

         Excess Finance Charge Collections applied to
         Required Amount                                        $          0.00

         Excess Finance Charge Collections applied to
         Class A Investor Charge Offs                           $          0.00

         Excess Finance Charge Collections applied to
         Class B Items                                          $          0.00

         Excess Finance Charge Collections applied to
         Class B Investor Charge Offs                           $          0.00

         Excess Finance Charge Collections applied to
         Monthly Cash Collateral Fee                            $          0.00

         Excess Finance Charge Collections applied to
         Cash Collateral Account                                $          0.00

         Excess Finance Charge Collections applied to
         Reserve Account                                        $          0.00

         Excess Finance Charge Collections applied to
         other amounts owed Cash Collateral Depositor           $          0.00

     YIELD AND BASE RATE
     -------------------

         Base Rate (Current Month)                                         4.11%
         Base Rate (Prior Month)                                           4.08%
         Base Rate (Two Months Ago)                                        4.15%
                                                                        -------
     THREE MONTH AVERAGE BASE RATE                                         4.11%

         Portfolio Yield (Current Month)                                  10.80%
         Portfolio Yield (Prior Month)                                    12.81%
         Portfolio Yield (Two Months Ago)                                 11.99%
                                                                        -------
     THREE MONTH AVERAGE PORTFOLIO YIELD                                  11.86%


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        Feb-2002                         1995-A                        Page 5


     PRINCIPAL COLLECTIONS
     ---------------------

     CLASS A PRINCIPAL PERCENTAGE                                       92.00%

         Class A Principal Collections                      $   38,422,968.61

     CLASS B PRINCIPAL PERCENTAGE                                        8.00%

         Class B Principal Collections                      $    3,341,127.70

     TOTAL PRINCIPAL COLLECTIONS                            $   41,764,096.31

     INVESTOR DEFAULT AMOUNT                                $    2,724,466.46

     REALLOCATED PRINCIPAL COLLECTIONS                      $            0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                      $            0.00

     CLASS A ACCUMULATION
         Controlled Accumulation Amount                     $            0.00
         Deficit Controlled Accumulation Amount             $            0.00
     CONTROLLED DISTRIBUTION AMOUNT                         $            0.00

     CLASS B ACCUMULATION
         Controlled Accumulation Amount                     $            0.00
         Deficit Controlled Accumulation Amount             $            0.00
     CONTROLLED DISTRIBUTION AMOUNT                         $            0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                      $   44,488,562.77

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                           $            0.00
     CLASS B INVESTOR CHARGE OFFS                           $            0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                $            0.00
     PREVIOUS CLASS B CHARGE OFFS REIMBURSED                $            0.00

     CASH COLLATERAL ACCOUNT
     -----------------------

         Required Cash Collateral Amount                    $   52,000,000.00
         Available Cash Collateral Amount                   $   52,000,000.00


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        Feb-2002                         1995-A                           Page 6


        INTEREST RATE CAP PAYMENTS
        --------------------------

            Class A Interest Rate Cap Payments                            $ 0.00
            Class B Interest Rate Cap Payments                            $ 0.00

        TOTAL DRAW AMOUNT                                                 $ 0.00
        CASH COLLATERAL ACCOUNT SURPLUS                                   $ 0.00








                                         First USA Bank, National Association
                                         as Servicer

                                         By:         /s/ Tracie H. Klein
                                                     ---------------------------
                                                     Tracie H. Klein
                                                     First Vice President